UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2007

                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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      Delaware                        000-27969                  94-3180138
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01       Entry into a Material Definitive Agreement.

         On March 1, 2007, Immersion Corporation ("Immersion") issued a press release announcing that it had entered into an agreement (the "Sony Agreement") with Sony Computer Entertainment, Inc. and Sony Computer Entertainment of America, Inc. (together, "Sony") regarding an ongoing business relationship. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

         Pursuant to the Sony Agreement, which will be effective upon the conclusion of the litigation, Immersion will grant Sony and its affiliates a worldwide, non-transferable, non-exclusive license of Immersion's patents for the use, development, manufacture, sale, lease, importation and distribution of its PlayStation and related products. The license does not cover adult, foundry, medical, automotive, industrial, mobility or gambling products. Immersion also granted to Sony a license of Immersion's patents for the use, development, manufacture, sale, lease, importation and distribution, by Sony and through third parties, of haptic game devices for use on Sony PlayStation consoles. Immersion also granted Sony certain other licenses, an option to obtain licenses in the future with respect to future gaming consoles, certain releases and covenants not to sue, as well as agreed not to enforce the permanent injunction issued in March 2005. In exchange for these rights, Sony granted Immersion certain covenants not to sue and agreed to pay Immersion twelve quarterly installments of $1,875,000 (for a total of $22,500,000) beginning on March 31, 2007 and ending on December 31, 2009, and will pay Immersion certain other fees and royalty amounts.

Item 9.01       Financial Statements and Exhibits.

        (d)     Exhibits.

         Exhibit No.  Description
         -----------  -----------

         99.1 Press Release dated March 1, 2007 regarding the conclusion of the Company's litigation against Sony Computer Entertainment, Inc. and Sony Computer Entertainment of America, Inc. and new business agreement.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IMMERSION CORPORATION

Date: March 1, 2007                     By: /s/ Stephen Ambler
                                            ------------------------------------
                                            Chief Financial Officer and Vice
                                            President, Finance

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                                  EXHIBIT INDEX


         Exhibit No.  Description
         -----------  -----------

         99.1 Press Release dated March 1, 2007 regarding the conclusion of the Company's litigation against Sony Computer Entertainment, Inc. and Sony Computer Entertainment of America, Inc. and new business agreement.